UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 W. Golf Road, Rolling Meadows, Illinois		60008-4050
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Arthur J. Gallagher & Co. (the “Company”) held its Annual Meeting of Stockholders on May 11, 2021 (the “Annual Meeting”). At the Annual Meeting, three items were submitted to the Company’s stockholders. The items are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2021 (the “Proxy Statement”).

At the Annual Meeting, the Company’s stockholders (i) elected all nine director nominees, whose names appear below, to serve until the Company’s 2022 Annual Meeting of Stockholders, (ii) approved ratification of the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021 (“Auditor Ratification”), and (iii) approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation (“Say-on-Pay”). The final voting results are set forth below:

Election of Directors	For	Against	Abstain	Broker Non-Votes*
Sherry S. Barrat	154,872,495	4,197,687	71,617	13,353,856
William L. Bax	153,018,709	6,056,236	66,854	13,353,856
D. John Coldman	158,544,370	521,313	76,116	13,353,856
J. Patrick Gallagher, Jr.	148,819,882	9,039,807	1,282,110	13,353,856
David S. Johnson	149,937,406	9,138,186	66,207	13,353,856
Kay W. McCurdy	145,735,153	13,345,354	61,292	13,353,856
Christopher C. Miskel	158,712,123	339,698	89,978	13,353,856
Ralph J. Nicoletti	157,955,216	1,116,268	70,315	13,353,856
Norman L. Rosenthal	153,806,427	5,272,735	62,637	13,353,856
Auditor Ratification	159,907,199	12,498,320	90,136	—
Say-on-Pay	146,117,405	12,807,512	216,882	13,353,856

*

Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted with respect to a non-routine proposal because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. If a broker does not receive voting instructions from the beneficial owner, a broker may vote on routine matters, such as the ratification of the Independent Registered Public Accounting Firm, but may not vote on non-routine matters. Broker non-votes are counted for the purpose of determining the presence of a quorum but are not counted for the purpose of determining the number of shares entitled to vote on non-routine matters such as the election of directors and the advisory Say-on-Pay vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: May 17, 2021	By:	/s/ WALTER D. BAY
Walter D. Bay Vice President, General Counsel and Secretary